EXHIBIT 99.2

HELIX WIND, INC.

FINANCIAL STATEMENTS

September 30, 2008 and 2007

INDEX TO FINANCIAL STATEMENTS

HELIX WIND, INC.
BALANCE SHEETS
September 30, 2008 and 2007

	2008	2007

ASSETS

CURRENT ASSETS
Cash	$336,514	$11,817
Related party receivable	3,356	6,102
Inventory	8,095	–
Prepaid Inventory	77,267	–
Prepaid NRE Tooling	21,734	–
Prepaid expenses	8,445	–
Total current assets	455,411	17,919

EQUIPMENT, net	140,794	15,160
PATENTS	18,928	18,928

Total assets	$615,133	$52,007

LIABILITIES AND SHAREHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$186,890	$78,072
Accrued compensation	136,934	74,000
Accrued interest	85,005	–
Accrued taxes	9,659	–
Deferred revenue	156,592	1,000
Related party payable	38,662	−
Convertible notes payable to related party	362,633	–
Convertible notes payable	1,322,180	−
Total current liabilities	2,298,555	153,072

CONVERTIBLE NOTES PAYBLE TO RELATED PARTY, NET OF CURRENT PORTION	15,000	−
CONVERTIBLE NOTES PAYBLE, NET OF CURRENT PORTION	42,000	−
Total liabilities	2,355,555	153,072

SHAREHOLDERS’ DEFICIT
Common stock, $0.50 Par value, 1,000,000 shares authorized, 1,000,000 shares issued and outstanding as of September 30, 2008 and 2007, respectively	500,000	500,000
Discount on common stock issued to founders	(389,900)	(389,900)
Additional paid in capital	165,000	165,000
Accumulated deficit	(2,015,522)	(376,165)
Total shareholders’ deficit	(1,740,422)	(101,065)

Total liabilities and shareholders’ deficit	$615,133	$52,007

Page 1	The accompanying notes are an integral part of these financial statements.

 HELIX WIND, INC.
STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2008 and 2007

	2008	2007

REVENUE	$4,500	$–

OPERATING EXPENSES
Research and development	252,492	85,299
Sales and marketing	143,265	–
General and administrative	849,401	266,509
Total operating expenses	1,245,158	351,808

LOSS FROM OPERATIONS	(1,240,658)	(351,808)

OTHER INCOME (EXPENSE)
Interest income	1,307	972
Interest expense	(83,716)	–
Total other income (expense)	(82,409)	972

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,323,067)	(350,836)

PROVISION FOR INCOME TAXES	–	–

NET LOSS	$(1,323,067)	$(350,836)

Basic and diluted net loss per share attributable to common stockholders	$(1.77)	$(0.50)

Weighted average number of common shares outstanding	747,945	708,110

Page 2	The accompanying notes are an integral part of these financial statements.

HELIX WIND, INC.
STATEMENTS OF STOCKHOLDERS’ DEFICIT
For the Nine Months Ended September 30, 2008 and 2007

	Common Stock		Discount on Common	Additional Paid-In	Accumulated
	Shares	Amount	Stock	Capital	Deficit	Total

BALANCE – December 31, 2007	1,000,000	$500,000	$(389,900)	$165,000	$(692,455)	$(417,355)
Net income (loss)	–	–	–	–	(1,323,067)	(1,323,067)

BALANCE – September 30, 2008	1,000,000	$500,000	$(389,900)	$165,000	$(2,015,522)	$(1,740,422)

Page 3	The accompanying notes are an integral part of these financial statements.

HELIX WIND, INC.
STATEMENTS OF CASH FLOWS
For the Nine Months Ended September 30, 2008 and 2007

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,323,067)		$(350,836)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation	12,391		1,312
Issuance of convertible notes payable for services	107,300		−
Increase (decrease) in:
Related party receivable	−		(5,602)
Inventory	(8,095)		–
Prepaid inventory	(77,267)		–
Prepaid NRE tooling	(21,734)		–
Prepaid expenses	3,109		8,000
Accounts payable	21,731		65,475
Accrued compensation	136,934		74,000
Accrued interest	83,716		–
Accrued other liabilities	(33,429)		(24,000)
Accrued taxes	9,659		–
Deferred revenues	155,592		1,000
Related party payable	(51,915)		(572)
Net cash used in operating activities	(985,075)		(231,223)

CASH FLOWS FROM INVESTING ACTIVITIES
Expenditures on equipment	(134,333)		(16,472)
Patents	–		(18,003)
Net cash used in investing activities	(134,333)		(34,475)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of convertible notes payable to related party	238,633		–
Proceeds from issuance of convertible notes payable	1,214,880		–
Proceeds from issuance of common stock	–		500,000
Discount on issuance of common stock	–		(389,900)
Additional paid in capital	–		165,000
Net cash provided by financing activities	1,453,513		275,100

NET INCREASE IN CASH	334,105		9,402

CASH BALANCE – beginning of period	2,409		2,415

CASH BALANCE – end of period	$336,514		$11,817

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES

Conversion of accrued compensation to convertible notes payable to related party	$124,000	$	−

Page 4	The accompanying notes are an integral part of these financial statements.

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

1.      ORGANIZATION

Helix Wind, Inc. (the “Company” or “Helix Wind”) was incorporated under the laws of the State of Nevada on September 12, 2006 (Inception) and the Company’s headquarters are located in San Diego, California. Helix Wind is engaged in the alternative energy business offering a paradigm breaking distributed power technology platform designed to produce electric energy from the wind. Since its inception, the Company has primarily been engaged in the research and development of its proprietary products. The Company has commenced the outsourcing process to manufacture its products and has received purchase orders from customers in the nine months ended September 30, 2008. The Company recorded $4,500 of revenue from three feasibility studies but no revenue from product sales has been recognized as the Company has not shipped products to its customers as of September 30, 2008. The Company utilizes two distinct distribution channels to market and sell its products: i) direct sales to end users and installers and ii) indirect or channel sales with resellers domestically and internationally.

2.      BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and do not include all the notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation of the financial statements have been included. The results for the nine months ended September 30, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008.

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to GAAP in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Liquidity and Capital Resources

The Company’s activities will necessitate significant uses of working capital beyond September 30, 2008. Additionally, the Company’s capital requirements will depend on many factors, including the success of the Company’s continued research and development efforts and the status of competitive products. The Company plans to continue financing its operations with cash received from financing activities and from the commencement of production and sales of its products.

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Liquidity and Capital Resources (continued)

Management believes that the Company’s current capital resources, together with the net proceeds from the capital raise to be completed in December 2008 and January 2009, will be sufficient to meet its operating needs through the twelve month period ended as of September 30, 2009.

While the Company strongly believes that its capital resources will be sufficient in the near term, there is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts during the reporting periods. Actual results could differ from those estimates. Significant estimates and assumptions included in the Company’s financial statements relate to estimate of loss contingencies, valuation of long lived assets, deferred revenues, and accrued other liabilities.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards (“SFAS”) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. Management believes that the carrying amounts of the Company’s financial instruments, consisting primarily of cash, accounts payable, accrued compensation, accrued other liabilities, related party payable and convertible notes payable approximated their fair values as of September 30, 2008 and 2007, due to their short-term nature.

Concentration of Credit Risk

The Company’s financial instruments that potentially expose the Company to a concentration of credit risk consist of cash, accounts payable, accrued compensation, related party payable and convertible notes payable. The Company had minimal accounts receivable for feasibility studies and therefore had no significant customers for the nine months ended September 30, 2008. Cash received through September 30, 2008, has been used for product design and development and various overhead expenses. The Company’s cash is deposited at a high quality financial institution located in California and insured by

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentration of Credit Risk (continued)

the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At various times during the year, the Company may have exceeded this amount. In addition, some of the cash is invested in a money market account, which is not insured by the FDIC at September 30, 2008.

Cash and Cash Equivalents

The Company considers all highly liquid short-term investments, with maturity dates of three months or less when purchased, to be cash equivalents. The Company had no cash equivalents as of September 30, 2008 and 2007.

Patents

Patents represent external legal costs incurred for filing patent applications and their maintenance, and purchased patents. Amortization for patents is recorded using the straight-line method over the lesser of the life of the patent or its estimated useful life. The Company did not expend any funds for the nine months ended September 30, 2008 for the purpose of developing patents. No amortization has been taken on these expenditures in accordance with Company policy not to depreciate patents until the patent has been issued by the United States Patent Office.

Inventory

The Company contracts with East West Consulting, Ltd. (“East West”) in Thailand to manage the outsourcing of manufacturing for the Company’s wind turbines. East West directly places orders with suppliers based on a demand schedule provided by the Company. Each supplier holds various quantities in their finished goods inventory for a specified period before it is shipped on behalf of the Company. For finished goods inventory title passes to the Company when payments have been made to East West for these items. Payments that the Company makes to East West for inventory that is still in process are recognized as prepaid inventory. The suppliers bear the risk of loss during manufacturing as they are fully insured for product within their warehouse. The Company records its finished goods inventory at the lower of cost (first in first out) or net realizable value. At September 30, 2008 and 2007, inventory at various suppliers totaled $8,095 and $0, respectively. In addition, the Company has made progress payments to East West for inventory being manufactured but not completed consisting of prepaid inventory $77,267 and $0 at September 30, 2008 and 2007, respectively.

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of Long-Lived Assets

SFAS No. 144, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If the cost basis of a long-lived asset is greater than the projected future undiscounted net cash flows from such asset, an impairment loss is recognized. Impairment losses are calculated as the difference between the cost basis of an asset and its estimated fair value.

Equipment

Equipment is stated at cost, and is being depreciated using the straight-line and accelerated methods over the estimated useful lives of the related assets ranging from three to five years. NRE Tooling that was placed in service as of September 30, 2008 is recognized as fixed assets and being depreciated over 5 years. Tooling that has been partially paid for but has not been completed and placed in service as of September 30, 2008 is recognized as a prepaid asset. Costs and expenses incurred during the planning and operating stages of the Company’s website are expensed as incurred, costs incurred in the website application and infrastructure development stages are capitalized by the Company and amortized to expense over the website’s estimated useful life or period of benefit. Expenditures for repairs and maintenance are charged to expense in the period incurred. At the time of retirement or other disposition of equipment and website development, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recorded in results of operations.

Advertising

The Company expenses advertising costs as incurred. During the nine months ended September 30, 2008 and 2007, the Company incurred and expensed approximately $18,293 and $1,109, respectively, in advertising expenses, which are included in selling, general and administrative expenses in the accompanying statements of income.

Research and Development Costs

Costs incurred for research and development are expensed as incurred. Purchased materials that do not have an alternative future use and the cost to develop prototypes of production equipment are also expensed. Costs incurred after the production process is viable and a working model of the equipment has been completed will be capitalized as long-lived assets. For the nine months ended September 30, 2008 and 2007, research and development costs incurred were $252,492 and $85,299, respectively.

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Revenue

The Company receives a deposit for up to 50% of the expected revenues when the purchase order is received from a customer, which is recorded as deferred revenue until the product is shipped. The Company had received purchase orders from various domestic and international customers to purchase approximately 35 wind turbines as of September 30, 2008. The Company had deferred revenue of $156,592 and $1,000 as of September 30, 2008 and 2007, respectively.

Income Taxes

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109” (“FIN 48”). FIN 48 establishes a single model to address accounting for uncertain tax positions. FIN 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company adopted the provisions of FIN 48. Upon adoption, the Company recognized no adjustment in the amount of unrecognized tax benefits.

4.      RELATED PARTY TRANSACTIONS

As of September 30, 2008 and 2007, the Company had a related party receivable from a Company director for $3,356 and $6,102, respectively. The receivable carried no interest rate.

In November 2006, Helix Wind received $24,000 from an unrelated party. The full amount of the loan was repaid to the unrelated party in March 2007.

New Earth, LLC was issued 780,000 shares of Helix Wind common stock in January 2007 for consideration of $100. Helix Wind founders own 100% of New Earth, LLC. For the nine months ended September 30, 2008 and 2007, Helix Wind paid a management fee totaling $0 and $15,500, respectively, for services provided by New Earth, LLC.

Related party payable to Lab4Less, LLC, uncollateralized, bearing no interest, payable on demand in the amount of $38,662 and $0 as of September 30, 2008 and 2007, respectively.

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

5.      EQUIPMENT

Equipment consisted of the following as of September 30, 2008 and 2007:

	2008	2007

Equipment	$23,197	$2,906
NRE Tooling	120,369	–
Web site development costs	13,566	13,566
	157,132	16,472
Accumulated depreciation	(16,338)	(1,312)

	$140,794	$15,160

6.      DEBT

Convertible notes payable totaled $1,741,813 ($377,633 to related investors), as described below, as of September 30, 2008. There were no convertible notes payable outstanding as of September 30, 2007. The conversion of the notes is contingent upon the success the Company in obtaining Series A financing as more fully described under Note 10.

Convertible Notes Payable

Convertible Notes, bearing annual interest at 12%, payable, convertible into Company common stock at the price established in the Series A financing, both principle and interest due thereunder at the time of closing of the Company’s pending Series A financing is being eligible for conversion into the Company’s stock. The Note is collateralized by substantially all assets of the Company.

Schedule of Short-Term Convertible Notes Payable

Date Issued	Maturity Date	Face Amount	Discount upon Conversion

Unrelated Parties

03/14/2008	03/14/2009	$ 10,000	10%
03/18/2008	03/18/2009	10,000	10%
03/27/2008	03/27/2009	20,000	10%
03/31/2008	03/31/2009	20,000	10%
04/10/2008	04/10/2009	75,000	10%
04/25/2008	04/25/2009	50,000	20%

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

6.      DEBT (continued)

Schedule of Short-Term Convertible Notes Payable (continued)

Date Issued	Maturity Date	Face Amount	Discount upon Conversion

Unrelated Parties (continued)

05/23/2008	05/23/2009	$ 50,000	10%
05/23/2008	05/23/2009	50,000	10%
05/23/2008	05/23/2009	50,000	10%
05/23/2008	05/23/2009	50,000	10%
05/27/2008	05/27/2009	50,000	10%
05/31/2008	05/31/2009	50,000	10%
06/02/2008	06/02/2009	75,000	10%
06/04/2008	06/04/2009	250,000	10%
06/17/2008	06/17/2009	100,000	10%
06/19/2008	06/19/2009	12,000	10%
06/19/2008	06/19/2009	5,000	10%
06/19/2008	06/19/2009	43,300	10%
06/19/2008	06/19/2009	20,000	10%
06/19/2008	06/19/2009	12,000	10%
07/29/2008	06/19/2009	25,000	10%
09/01/2008	09/01/2009	19,880	10%
08/12/2008	08/12/2009	25,000	10%
09/26/2008	09/26/2009	250,000	10%

		$ 1,322,180

Related Parties

01/28/2008	01/28/2009	100,000	10%
04/17/2008	04/17/2009	115,365	10%
06/19/2008	06/19/2009	64,000	10%
06/19/2008	06/19/2009	60,000	10%
01/01/2008	01/01/2009	23,268	10%

		$ 362,633

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

6.      DEBT (continued)

Schedule of Long-Term Convertible Notes Payable (continued)

Date	Maturity Date	Face Amount	Discount upon Conversion

Unrelated Parties

10/22/2007	10/22/2009	$ 15,000	10%
10/24/2007	10/24/2009	20,000	0%
11/01/2007	01/28/2010	7,000	0%

		$ 42,000

Related Parties

10/01/2007	10/01/2009	$ 15,000	10%

		$ 15,000

7.      INCOME TAXES

The Company’s method of accounting for income taxes is the asset and liability approach required by SFAS 109, “accounting for income taxes”. There was no income tax expense recorded for the nine months ended September 30, 2008 or 2007, due to the Company’s net losses.

As of September 30, 2008 and 2007, the Company’s deferred tax assets (primarily related to tax net operating loss carryforwards) applying the U.S. federal income tax rate of 35% was as follows:

	2008		2007

Deferred tax assets:
Net operating loss carryforwards		$703,808		$130,469
Total deferred tax assets		703,808		130,469

Valuation allowance for deferred tax assets		(703,808)		(130,469)

Net deferred taxes	$	−	$	−

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

7.      INCOME TAXES (continued)

As of September 30, 2008, the Company had a net tax operating loss carryforwards (NOL’s) of $2,010,879 available to offset future taxable income, expiring in varying years through 2027.

In the event the Company were to experience a greater than 50% change in ownership, as defined in Section 382 of the Internal Revenue Code, the utilization of the Company’s tax NOL’s could be severely restricted.

8.      COMMON STOCK PLANS

Common Stock Issued

In January 2007, the Company issued 780,000 shares of common stock to the Company’s founders and New Earth, LLC for consideration of $100 or $0.0001 per share. As a result of this transaction the Company recorded a discount on common stock of $389,900 due to issuance of stock below $0.50 par value. The difference between the cash consideration received and the par value for the related common stock issued equals such discount.

In February 2007, the Company issued 200,000 shares of common stock to an unrelated investor at $1.25 per share in a private placement offering for cash proceeds of $250,000.

In February 2007, the Company issued 20,000 shares of common stock to an unrelated investor at $1.25 per share in a private placement offering for cash proceeds of $25,000.

9.      COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its corporate office located at 1848 Commercial Street, San Diego, California, under a lease agreement with a partnership that is affiliated with a principal stockholder, who is also an executive officer, founder and a director of the Company. The lease expires on October 31, 2008, for a monthly rent of $200 per month for the period January 1, 2007 through February 29, 2008, and then an increase to $2,000 per month for the period March 1, 2008 through October 31, 2008. The Company entered into a new lease effective November 1, 2008. The initial term of this lease for the period November 1, 2008 through October 31, 2009, specifies monthly base rent of $7,125. This lease also includes a scheduled base rent increase of 3.0% – 6.0% per year over the term of the lease based on the Consumer Price Index / All Urban Consumers – San Diego, California.

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

9.      COMMITMENTS AND CONTINGENCIES (continued)

Operating Leases (continued)

The Company leases a test facility in California for $300 per month under a lease which expires on October 31, 2008. Under a new lease effective November 1, 2008, the rent increases to $450 per month.

The initial term of this lease is November 1, 2008 through October 31, 2009, with a one-year renewal option for each of the next five years which calls for no increase in rent during the renewal periods.

At September 30, 2008, future minimum lease payments under noncancelable operating leases approximate the following for the fiscal years ending December 31.

2008	$17,450
2009	75,750

$93,200

Manufacturing Agreement

The Company entered into a three year contract with East West of Thailand on June 14, 2008 to manage the manufacturing and distribution of its products. The contract can be cancelled due to gross nonperformance from East West or the failure to meet milestones . Milestones disclosed in the contract include: development of supply chain, understanding of design package of product to be manufactured, identifying approved suppliers, placing orders based on production planning and managing the implementation of a logistics warehouse for customer orders. If the contract is cancelled due to nonperformance or failure to meet the documented milestones, the Company is not obligated to pay the remainder of the contract. The monthly management fee payable to East West is $16,270. The Company has paid $48,810 in management fees to East West during the nine months ended September 30, 2008.

Legal Matters

From time to time, claims are made against the Company in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur, such as monetary damages, fines, penalties or injunctions prohibiting the Company from selling one or more products or engaging in other activities. The occurrence of an unfavorable outcome in any specific period could have a material adverse effect on the Company’s results of operations for that period or future periods. The Company is not presently a party to any pending or threatened legal proceedings.

HELIX WIND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008 and 2007

9.      COMMITMENTS AND CONTINGENCIES (continued)

Executive Compensation

Employment agreements executed with two of the Company’s executives call for base salary for each executive as shown below.

•	$100,000 per annum through January 1, 2007 through July 31, 2008
•	$200,000 per annum August 1, 2008 through July 31, 2009
•	$250,000 per annum August 1, 2009 through July 31, 2010
•	$300,000 per annum August 1, 2010 through December 31, 2010

In addition to the salary shown above, each executive is entitled to a $75,000 bonus payable upon closing of the Series A financing.

10.           SUBSEQUENT EVENTS

In November 2008, the Company amended the term sheet signed on August 29, 2008 with MLF Group, LLC to assist the Company in connection with a reverse merger of a publicly traded company and subsequent to closure of the merger, a private placement offering. The amendment revised the expected financing, which will occur as $1,000,000 in December 2008 and $3,000,000 or more in January 2009. The merger shall qualify as a tax-free reorganization under the Internal Revenue Code. While the publicly traded entity will be the surviving legal entity, the current Helix Wind shareholders will own a majority of the combined company upon closing. Therefore, it is anticipated that for accounting purposes, the publicly traded company will be deemed the acquirer. Subsequent to the merger closing, the Company will require additional capital to build the infrastructure and execute the strategic business plan. Management has already taken action to raise additional funds through the sale of debt and/or equity securities.

Subsequent to September 30, 2008 and up to the date of this report, the Company received additional purchase orders from various domestic and international customers, to purchase 15 wind turbines. The Company anticipates shipping a majority of the wind turbines in the 4th quarter of 2008. As of December 2, 2008, the Company has shipped six units.

In November 2008, the Company received $70,000 from three unrelated parties in the form of convertible notes consistent with the terms of the convertible notes described in Note 6. The Company also received $100,000 in October 2008 and $150,000 in November 2008 in bridge financing as part of the agreement with MLF Group described above. The amount received is in the form of convertible notes consistent with the terms described in Note 6.

On February 11, 2009, Clearview  Acquisitions Inc. completed the acquisition of the Company pursuant to an Agreement dated January 28, 2009 (the “Agreement”), under the terms of which the Company merged with and into Helix Wind Acquisition Corp., a wholly-owned subsidiary of Clearview Acquisitions Inc.  For more information regarding the Agreement, please see the full text of such document filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 28, 2009.

At the closing of the merger contemplated by the Agreement, the holders of the Company’s common stock and those individuals with promises to receive the same received an aggregate of 20,546,083 shares of the Clearview Acquisitions Inc. common stock (“Common Stock”), par value $0.0001 per share. The holders of the Company’s convertible debt exchanged their notes for new convertible promissory notes from Clearview Acquisitions Inc. and Clearview Acquisitions Inc. reserved 5,753,918 shares of Common Stock for conversion of the same.